UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 10, 2020

PALO ALTO NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35594	20-2530195
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 Tannery Way

Santa Clara, California 95054

(Address of principal executive office, including zip code)

(408) 753-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	PANW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This Form 8-K/A amends and supplements our Form 8-K filed on November 12, 2020 (the “Original 8-K”) to provide final information regarding the number of shares issued in connection with the closing of the acquisition of Expanse Holding Company, Inc., a Delaware corporation (the “Expanse”) by Palo Alto Networks, Inc., a Delaware corporation (the “Company”).

Item 3.02	Unregistered Sales of Equity Securities.

As previously reported, on November 10, 2020, the Company and certain of its wholly owned subsidiaries, Expanse and certain of its wholly owned subsidiaries, and Fortis Advisors LLC (solely in its capacity as the representative of the securityholders of Expanse) entered into a Merger Agreement (the “Merger Agreement”), pursuant to which the Company agreed to issue shares of its common stock as consideration for certain securities held by certain stockholders of Expanse in accordance with the terms and pursuant to the conditions of the Merger Agreement. As previously disclosed, at the time of the filing of the Original 8-K, the number of shares to be issued in connection with the transactions contemplated by the Merger Agreement was not known because the number of shares of Company common stock to be issued to certain stockholders of Expanse was based on the average closing price of the Company’s common stock on the New York Stock Exchange (the “NYSE”) within the 20 consecutive calendar days ending on the third trading day immediately prior to the closing date of the acquisition (the “Closing Price”); provided, however, if the Closing Price was greater than 110% of the average closing price of the Company’s common stock on the NYSE within the 20 consecutive calendar days ending on the third trading day immediately prior to the date of the Merger Agreement (the “Signing Price”), then the shares would be valued at a price equal to 110% of the Signing Price, and if the Closing Price was less than 90% of the Signing Price, then the shares would be valued at a price equal to 90% of the Signing Price.

The closing of the transactions contemplated by the Merger Agreement occurred on December 15, 2020 and the Company issued an aggregate of 1,325,958 shares of its common stock to certain stockholders of Expanse in accordance with the terms of the Merger Agreement.

The issuance of shares of Company common stock pursuant to the Merger Agreement was made solely to accredited investors, and thus in reliance on one or more exemptions or exclusions from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), including Section 4(a)(2) of the Securities Act, Regulation D promulgated under the Securities Act or in reliance on Regulation S promulgated under the Securities Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PALO ALTO NETWORKS, INC.

By:	/s/ LUIS FELIPE VISOSO
Luis Felipe Visoso
Chief Financial Officer

Date: December 16, 2020